Exhibit 10.29

AMENDMENT NO. 11 TO

TERM LOAN AND SECURITY AGREEMENT AND WAIVER

This AMENDMENT NO. 11 TO TERM LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”) dated as of February 7, 2020, is entered into among SAExploration Holdings, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto and the Lenders party hereto.

WITNESSETH:

WHEREAS, reference is made to that certain Term Loan and Security Agreement dated as of June 29, 2016 entered into among the Borrower, the Guarantors party thereto, the Lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”) (as amended, modified, supplemented and in effect immediately prior to the effectiveness of this Amendment, the “Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as amended by this Amendment);

WHEREAS, the Borrower has requested that the Required Lenders (i) waive all of the Defaults and Events of Default set forth on Exhibit A attached hereto and made a part hereof (collectively, the “Subject Defaults”), and (ii) agree to amend the Agreement, as set forth in this Amendment; and

WHEREAS, the Required Lenders have agreed to the waiver and amendments described herein, in each case, in accordance with the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.Waiver and Amendments.

Notwithstanding anything set forth in the Agreement, the other Loan Documents, or that certain Forbearance Agreement dated as of September 23, 2019, among the Borrower, the Guarantors, and the Lenders party thereto (as amended by Amendment No. 1 to Forbearance Agreement dated as of December 31, 2019, and as extended in accordance with Section 12 thereof, the “Forbearance Agreement”) to the contrary, subject to the satisfaction of each of the conditions precedent in Section 3 of this Amendment, the Required Lenders agree and consent to clauses (a) through (c) below, in each case, as follows:

a)Waiver.  The Required Lenders hereby waive the Subject Defaults (collectively, the “Waiver”), provided, that for the avoidance of doubt neither the Waiver nor any other correspondence or any oral communications by the Agent, the Required Lenders or any other Lender shall be construed to constitute a waiver, modification or release of (i) any breach or other Defaults or Events of Default (other than the Subject Defaults), whether now existing or hereafter arising and whether or not identified in the Forbearance Agreement and whether or not Agent and/or any Lender may have any notice or information with respect thereto as of the date hereof or (ii) any of the Agent’s, the Required Lenders’ or any other Lenders’ rights, privileges or remedies under the Agreement, any other Loan Documents or any other agreement, instrument or document, or any applicable law (other than with respect to the Subject Defaults).  Except as expressly provided herein, (i) nothing contained in this Amendment, or any other communication between or among the Borrower, the Loan Parties and the Agent and/or the Lenders, shall be construed to constitute a waiver by the Agent or the Lenders of any covenant or provision of the Agreement or other Loan Documents, this Amendment, or any other contract or instrument between the Borrower, the other Loan Parties, the Agent or the Lenders, and the failure of the Agent or the Lenders at any time prior to the date hereof or hereafter to require strict performance by the Borrower, the other Loan Parties, or any other Person of any provision thereof shall not waive, affect, or diminish any right of the Agent, the Required Lenders or any other Lender thereafter to demand strict compliance therewith or herewith, (ii) nothing contained in this Amendment shall directly or indirectly, in any way whatsoever, either (A) impair, prejudice, or otherwise adversely affect the Agent’s or the Lender’s right at any time to exercise any right, privilege, or remedy in connection with the Agreement and the other Loan Documents (other than with respect to the Subject Defaults) or (B) constitute any course of dealing or other basis for altering any obligation of the Borrower, the other Loan Parties or any other Person under the Agreement or any other Loan Document or any right, privilege, or remedy of the Agent, the Required Lenders or any other Lender under the Agreement or any other Loan Document and (iii) Agent and Lenders reserve the right, in their discretion, to exercise any or all of its or their rights and remedies arising under the Agreement or any other Loan Document, as a result of any Events of Default which may have occurred prior to the date hereof (other than the Subject Defaults), or are continuing on the date hereof (after giving effect to this Waiver), or any Event of Default which may occur after the date hereof.  Although not a party hereto, the Agent shall be permitted to rely on this Section 1.

b)Amendment of Agreement.  The Required Lenders hereby agree to the amendments to the Agreement set forth in this Amendment.

c)Amendment of Revolving Credit Agreement and Convertible Notes.  The Required Lenders hereby consent and agree to the amendment to the Revolving Credit Agreement (and all amendments and waivers set forth therein) and the supplement to Convertible Notes Indenture (and all amendments and waivers set forth therein), in each case, executed on the date hereof (and delivered to the Lenders contemporaneously with the execution of this Amendment on the date hereof).

2.Amendments.  Effective as of the Eleventh Amendment Effective Date, the Required Lenders, the Borrower, and each of the Guarantors hereby agree as follows:

(a)The following defined terms are added to Schedule 1.1(a) to the Agreement in the appropriate alphabetical order:

“Disclosure Restrictions” means none of the Loan Parties will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (i) that in their good faith judgment constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which in their good faith judgment disclosure is prohibited by any Legal Requirements or any binding agreement or (iii) that in their good faith judgment is subject to attorney client or similar privilege or constitutes attorney work product.

“Eleventh Amendment” means that certain Amendment No. 11 to Term Loan and Security Agreement and Waiver, dated as of February 7, 2020, among the Borrower, the Guarantors party thereto and the Lenders party thereto.

“Eleventh Amendment Effective Date” shall mean February 7, 2020, subject to the satisfaction of the conditions to effectiveness set forth in Section 3 of the Eleventh Amendment.

(b)Schedule 6.1 to the Agreement is hereby amended and restated in its entirety to read in full as set forth on Schedule 6.1 hereto.

3.Conditions Precedent to Effectiveness of this Amendment.  The effectiveness of this Amendment and the Waiver, are subject to the fulfillment, to the satisfaction of, or waiver by the Required Lenders of each of the following:

a)the Required Lenders and Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors and the Required Lenders;

b)the Required Lenders shall have received an officer’s certificate from an Authorized Person of the Borrower, in form and substance reasonably satisfactory to the Required Lenders, affirming that the conditions precedent (g) and (h) in Section 3 of this Amendment have been satisfied;

c)the Required Lenders shall have received evidence from the Borrower that the execution, delivery and performance of this Amendment by the Borrower and the Guarantors has been duly authorized by all necessary corporate action, including without limitation the approval of the Board of Directors or the Board of Managers of the Borrower and the Guarantors, as applicable;

d)the Borrower shall have received all consents and amendments under the Revolving Credit Agreement and the Convertible Notes Indenture necessary to permit this Amendment, each, duly executed and delivered by the parties thereto, and shall have delivered copies of the same to the Required Lenders;

e)the Borrower shall have received a waiver of all Existing Defaults (as defined in the Convertible Notes Forbearance Agreement (as defined in the Forbearance Agreement)) and all Potential Defaults (as defined in the Convertible Notes Forbearance Agreement (as defined in the Forbearance Agreement)), and shall have delivered a copy of the same to the Required Lenders;

f)the Borrower shall have received a waiver of all Existing Defaults (as defined in the ABL Forbearance Agreement (as defined in the Forbearance Agreement)) and all Potential Defaults (as defined in the ABL Forbearance Agreement (as defined in the Forbearance Agreement)), and shall have delivered a copy of the same to the Required Lenders;

g)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date of such Eleventh Amendment Effective Date (after giving effect to the Waiver);

h)the representations and warranties of the Borrower and each other Loan Party or its Subsidiaries contained in the Agreement and in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment, on and as of the date of the Eleventh Amendment Effective Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date);

i)delivery to the Required Lenders of the following reports in final form to be filed by Borrower with the Securities and Exchange Commission immediately after the occurrence of the Eleventh Amendment Effective Date (collectively, the “Requisite SEC Reports”): (i) an amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2018 (which shall include restated audited consolidated financial statements as of and for the years ended December 31, 2018 and 2017, as well as restated unaudited interim financial statements for the quarterly periods during 2018 and 2017, restated selected consolidated statement of operations data for the years ended December 31, 2016, 2015 and 2014, and restated selected consolidated balance sheet data and other financial data as of December 31, 2016, 2015 and 2014), (ii) an amended Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2019, and (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2019 and September 30, 2019; and

j)the Borrower shall have paid all costs and expenses of the Agent and the Lenders (i) incurred by or on behalf of the Agent or the Lenders (including reasonable attorneys’ fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP and Ropes & Gray LLP) arising under or in connection with the preparation, execution and delivery of this Amendment, and (ii) invoiced and outstanding on the date hereof.

For purposes of determining compliance with the conditions specified in this Amendment each Lender party to this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Lenders by the Eleventh Amendment Effective Date unless the Required Lenders shall have received written notice from such Lender prior to the Eleventh Amendment Effective Date specifying its objection thereto.

4.Termination of Forbearance Agreement.  The Required Lenders, the Borrower, and each of the Guarantors hereby acknowledge and agree that the Forbearance Period (as defined in the Forbearance Agreement) and the Forbearance Agreement are, in each case, without need for further action by the Required Lenders or any other Person automatically terminated (other than any provisions therein which survive termination of such Forbearance Agreement) effective as of the Eleventh Amendment Effective Date.

5.Confirmation of Compliance with Section 15.1 of the Agreement.  The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and the Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section.  The Borrower confirms that this Amendment is permitted under the Agreement and is not prohibited by the terms of the Existing Intercreditor Agreement or the New Intercreditor Agreement or the Junior Documents (as defined in the Existing Intercreditor Agreement and the New Intercreditor Agreement).

6.Representations and Warranties.  The Borrower and each of the other Loan Parties hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to this Amendment, the performance by each of them of their respective obligations under the Agreement, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and that this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Borrower and each of the other Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

7.Reference to and Effect on the Agreement.  The Borrower and each of the other Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it.  Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment.  This Amendment is a Loan Document.

8.Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

9.Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

10.Guarantors Consent and Acknowledgement.  The Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Amendment, the Waiver and the performance by the Borrower of its agreements and obligations hereunder.  This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment (including, without limitation, the Waiver), shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and/or Lenders under the Loan Documents (including without limitation the Guaranteed Obligations).  Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

11.Reaffirmation.  In each case, except as modified by this Amendment, the Borrower and each of the Loan Parties hereby (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Agent for the benefit of the Secured Parties, and (y) the guarantees (including the Guaranty) made by it pursuant to the Agreement, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guarantees of the Guarantors contained in the Agreement and the other Loan Documents are, and shall remain, in full force and effect on and after the Eleventh Amendment Effective Date.  Except as specifically modified herein, the Loan Documents and the Obligations are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

12.Release.  The Borrower and the other Loan Parties (collectively, the “Releasing Parties”) hereby release, acquit and forever discharge the Agent, the Lenders and their respective Lender-Related Persons and Lender Affiliates (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring on or prior to the date hereof that relate to the Agreement, the other Loan Documents, this Amendment, the Waiver or the transactions contemplated thereby or hereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) any covenants, agreements, duties or obligations set forth in the Loan Documents or (b) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity with respect to the Loan Documents.

13.Expenses.  The Borrower and the other Loan Parties hereby acknowledge and agree that their obligations to pay the Expenses pursuant to Section 19.9 of the Agreement include, without limitation, all reasonable and documented out-of-pocket fees and disbursements of each of (a) Ropes & Gray LLP in its capacity as counsel to the Agent, and (b) Paul, Weiss, Rifkind, Wharton & Garrison LLP in its capacity as counsel to certain of the Lenders, in each case in connection with or as a result of or related to the execution and delivery, enforcement, performance, or administration (including any restructuring, forbearance or workout with respect thereto) of the Agreement, this Amendment, any of the other Loan Documents and the transactions related to the Loan Documents or the monitoring of compliance by the Borrower and each Loan Party and each of its Subsidiaries with the terms of the Loan Documents.

14.Agent Makes No Representation.  The Agent makes no representation as to the validity, enforceability or sufficiency of this Amendment or the statements made in the recitals, all of which are statements of the Borrower and/or the Lenders, respectively.

15.Third Party Beneficiary.  The Agent and the Agent-Related Parties shall be permitted to rely on (and shall be fully protected in relying on) this Amendment and shall be express third party beneficiaries of this Amendment.

16.New Event of Default.  The Borrower and each of the other Loan Parties hereby covenants and agrees that failure to comply with any provision set forth in this Amendment shall constitute an immediate Event of Default without notice or grace.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

BORROWER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Chief Executive Officer and President

GUARANTORS:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Chief Executive Officer and President

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Chief Executive Officer

NES, LLC

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Chief Executive Officer and President

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Chief Executive Officer and President

LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

[Signature Page to Amendment No. 11 to Term Loan and Security Agreement and Waiver]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/ David O’Mara
Name:	David O’Mara
Title:	Deputy General Counsel

[Signature Page to Amendment No. 11 to Term Loan and Security Agreement and Waiver]

LENDERS:

WBOX 2015-7 LTD.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Partner & CEO

[Signature Page to Amendment No. 7 to Third Amended and Restated Credit and Security Agreement and Waiver]

LENDER:

JOHN PECORA

/s/ John Pecora

[Signature Page to Amendment No. 11 to Term Loan and Security Agreement and Waiver]

EXHIBIT A

All Defaults and Events of Default occurring on or before the Eleventh Amendment Effective Date and arising:

1.under Section 9.2 of the Agreement as a result of the failure to furnish:

(a)unaudited financial statements for each month occurring in 2015, 2016, 2017, 2018, and 2019, together with any applicable Compliance Certificates (whether such financial statements were not furnished in accordance with GAAP or were not furnished at all),

(b)unaudited financial statements for each of the fiscal quarters ended June 30, 2015 through the fiscal quarter ended September 30, 2019, together with any applicable Compliance Certificates (whether such financial statements were not furnished in accordance with GAAP or were not furnished at all),

(c)in accordance with GAAP, the audited financial statements for fiscal years ended December 31, 2014, 2015, 2016, 2017 and 2018, together with any applicable Compliance Certificates.

2.under Section 9.2 of the Agreement as a result of the failure to furnish the Borrower’s Projections for the 2020 fiscal year on or before the date that is 30 days before the start of Borrower’s 2020 fiscal year;

3.under Sections 9.2, 9.8, 9.11 and 9.12 of the Agreement, as a result of the facts and circumstances disclosed in the “Explanatory Note” included in each of the Requisite SEC Reports (the “Material Events”):

4.under Sections 9.7(a), 9.7(c), 9.7(d) and 9.7(e) of the Agreement as a result of multiple events of default having occurred under the Convertible Notes Documents, the Revolving Credit Documents and the New Senior Notes Documents, in each case, which occurred as a result of or arose from the Material Events or which occurred as a result of any of the foregoing Defaults or Events of Default described on this Exhibit A; and

5.as a result of any delay by the Borrower in delivering its weekly 13-week cash flow forecast by 11 a.m. on each Wednesday during the forbearance period, as required by the Forbearance Agreement.